UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 2, 2005

Advanstar Communications Inc.

(Exact name of registrant as specified in its charter)

New York	333-57201	59-2757389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Park Avenue, New York, NY		10016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 357-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement..

                On April 2, 2005, Advanstar Communications Inc. (“ACI”) and its affiliates Advanstar, Inc., Advanstar Expositions Canada Limited and Advanstar.com, Inc. signed a definitive asset and share purchase agreement (the “Purchase Agreement”), providing for the sale of the business assets and the assumption of certain liabilities of their respective Information Technology & Communications, Travel/Hospitality, Beauty, Home Entertainment, Abilities and Portfolio Group, including the shares of ACI’s Brazilian and Hong Kong subsidiaries, to Questex Media Group, Inc. (the “Buyer”), a company formed by Audax Private Equity Fund, L.P.  The purchase price for these assets and shares, payable at closing, is $185 million in cash, plus the assumption of certain liabilities (including, without limitation, deferred revenue liabilities), less a $7 million working capital adjustment.  The sale is subject to Buyer’s receipt of debt financing, delivery of a final audit report for the business without material change and customary closing conditions, including antitrust clearance.  Pursuant to the Purchase Agreement, ACI and the other selling parties have agreed that they and their respective subsidiaries shall not, until the second anniversary of the closing date, compete with Buyer in the businesses being sold.  The Purchase Agreement also contains customary representations, warranties, covenants and indemnities for breach.  The Purchase Agreement may be terminated by ACI or Buyer if the sale has not closed by June 30, 2005.

                The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to the Advanstar, Inc. Form 8-K dated April 2, 2005 and incorporated by reference herein.

                On April 4, 2005, ACI issued a press release to announce the execution of the Purchase Agreement.  The press release is attached as Exhibit 99.1 to the Advanstar, Inc. Form 8-K dated April 2, 2005 and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

C.  Exhibits

Exhibit No.	Document

10.1

Asset and share purchase agreement dated April 2, 2005 between Advanstar, Inc. and its subsidiaries and Questex Media Group (Filed as an exhibit to the Advanstar, Inc. Form 8-K dated April 2, 2005 and incorporated by reference herein).

99.1	Press release dated April 4, 2005 announcing definitive sale agreement (Filed as an exhibit to the Advanstar, Inc. Form 8-K dated April 2, 2005 and incorporated by reference herein).

                The exhibits and schedules to the asset purchase agreement have been omitted from this current report on Form 8-K, ACI hereby agrees to furnish these items supplementally upon request.

SIGNATURES

                Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANSTAR COMMUNICATIONS INC.

Date: April 6, 2005	By:	/s/ DAVID W. MONTGOMERY
Name: David W. Montgomery
Title:Vice President - Finance, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

10.1

Asset and share purchase agreement dated April 2, 2005 between Advanstar, Inc. and its subsidiaries and Questex Media Group (Filed as an exhibit to the Advanstar, Inc. Form 8-K dated April 2, 2005 and incorporated by reference herein).

99.1	Press release dated April 4, 2005 announcing definitive sale agreement (Filed as an exhibit to the Advanstar, Inc. Form 8-K dated April 2, 2005 and incorporated by reference herein).